UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2005

PACIFICARE HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31700	95-4591529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Plaza Drive, Cypress, California 90630-5028

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (714) 952-1121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the consummation of the merger (the “Merger”) of PacifiCare Health Systems, Inc. (the “Company”) with and into Point Acquisition LLC, a Delaware limited liability company (“Point”) and a direct wholly owned subsidiary of UnitedHealth Group Incorporated, a Minnesota corporation (“UnitedHealth Group”), pursuant to the terms of an Agreement and Plan of Merger, dated as of July 6, 2005, by and among UnitedHealth Group, Point and the Company, on December 20, 2005, the Company entered into a First Supplemental Indenture (the “First Supplemental Indenture”) with Point, UnitedHealth Group and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of California, N.A.), as trustee (the “Trustee”). The First Supplemental Indenture supplements the Indenture, dated as of November 22, 2002, between the Company and the Trustee relating to the Company’s 3% Convertible Subordinated Debentures Due 2032 (the “Debentures”). Pursuant to the First Supplemental Indenture, in connection with the Merger, (a) Point succeeded to and was substituted for all of the Company’s rights and obligations under the Indenture and the Debentures and (b) subject to certain exceptions, holders of the Debentures may convert their Debentures into the Merger Consideration (as defined in the Merger Agreement) and upon conversion of the Debentures, UnitedHealth Group will issue to such holders (i) shares of UnitedHealth Group common stock, par value $0.01 per share, and (ii) cash in an amount equal to the number of shares of UnitedHealth Group common stock and cash that such holders would have received as Merger Considertaion had such holders converted their Debentures immediately prior to the Merger, in accordance with the terms and conditions of the Indenture and the Debentures. A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1	First Supplemental Indenture, dated as of December 20, 2005, by and among PacifiCare Health Systems, Inc., UnitedHealth Group Incorporated, Point Acquisition LLC and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of California, N.A.)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, LLC (as successor by merger to PacifiCare Health Systems, Inc.)

Dated: December 27, 2005	By:	/s/ David J. Lubben
David J. Lubben
Assistant Secretary

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INDEX TO EXHIBITS

4.1	First Supplemental Indenture, dated as of December 20, 2005, by and among PacifiCare Health Systems, Inc., UnitedHealth Group Incorporated, Point Acquisition LLC and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company of California, N.A.)

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